Exhibit 99.1

   ANCHOR BANCORP WISCONSIN INC. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END
                                    EARNINGS

    MADISON, Wis., May 22 /PRNewswire-FirstCall/ -- Anchor BanCorp Wisconsin Inc. (Nasdaq: ABCW) announced net income of $11.5 million for the quarter ended March 31, 2006, and net income of $44.7 million for the twelve-month period ended March 31, 2006. This compares to net income for the same quarter of the previous fiscal year of $16.8 million and net income for the previous full fiscal year of $48.3 million, which included a one-time gain of $5.4 million after tax from the sale of part of our California real estate development project during the fourth fiscal quarter of 2005.

    Diluted earnings per share were $.53 for the quarter ended March 31, 2006, as compared to $.74 for the same quarter last year, which included a one-time gain of .24 per share from the sale of part of our California real estate development project. Diluted earnings per share were $2.03 for the twelve- month period ended March 31, 2006, which compares to $2.10 for the same twelve-month period last year.

    "Despite less favorable interest rate conditions for consumers than in the past several years, we had strong asset growth of 5.5 percent and an overall growth of 5.8% in loans, including a 22.3 percent growth in our mortgage-related securities," said Douglas J. Timmerman, President. "We also experienced a 5.8 percent growth in deposits for the fiscal year as consumers responded to rising investment yields."

    "Our focus on managing margins while driving growth continues to pay off," added Timmerman. "Our interest rate spread increased from 3.19 percent to 3.23 percent for the quarter ended March 31, 2006, and from 3.16 percent to 3.25 percent for the twelve-month period ended March 31, 2006." Net interest margin increased from 3.29 percent to 3.35 percent and from 3.27 percent to 3.36 percent for the same periods last year. An increase of 78 basis points for the quarter ended March 31, 2006 and 64 basis points for the fiscal year in the yield on earning assets contributed to the growth in net interest margin.

    During the quarter the board of directors approved a dividend of $.16 per share payable to shareholders of record as of April 28, 2006. This represents an
18.5 percent increase from the same period in the prior fiscal year of $.135 per share.

    Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly-owned subsidiary, has 59 full service offices and two loan origination only offices. All are located in Wisconsin.

    For more information, contact Michael Helser, CFO at (608) 252-1810 or Douglas J. Timmerman, President, at (608) 252-8782.

    This news release contains certain forward-looking statements based on unaudited financial statements, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor BanCorp, including information which could affect Anchor BanCorp's forward-looking statement.

                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS
                (Dollars in thousands - except per share amounts)
                                   (Unaudited)

                                      Three Months Ended             Twelve Months Ended
                                           March 31,                      March 31,
                                 ----------------------------    ----------------------------
                                     2006            2005            2006            2005
                                 ------------    ------------    ------------    ------------
Operations Data:
  Net interest income            $     33,294    $     31,231    $    132,704    $    120,703
  Provision for loan losses             1,450             165           3,900           1,579
  Net gain on sale of loans             1,348             763           2,808           1,643
  Real estate investment
   partnership revenue                  4,524          51,112          33,974         106,095
  Other non-interest income             8,063           7,838          30,194          27,126
  Real estate investment
   partnership cost of sales            3,791          30,966          28,509          74,875
  Other non-interest expense           22,534          24,682          89,938          87,700
  Minority interest
   in income of real
   estate partnership
   operations                              29           8,582           1,723          13,546
  Income before income taxes           19,425          26,549          75,610          77,867
  Income taxes                          7,973           9,748          30,927          29,532
  Net income                           11,452          16,801          44,683          48,335

Selected Financial Ratios (1):
  Yield on earning assets                6.34%           5.56%           6.05%           5.41%
  Cost of funds                          3.11            2.37            2.80            2.25
  Interest rate spread                   3.23            3.19            3.25            3.16
  Net interest margin                    3.35            3.29            3.36            3.27
  Return on average assets               1.10            1.68            1.08            1.24
  Return on average equity              14.46           21.13           14.16           15.69
  Average equity to
   average assets                        7.59            7.93            7.62            7.92
  Non-interest expense
   to average assets                     2.52            5.55            2.86            4.18

Per Share:
  Basic earnings per share       $       0.54    $       0.75    $       2.07    $       2.14
  Diluted earnings per share             0.53            0.74            2.03            2.10
  Dividends per share                    0.16            0.13            0.62            0.49
  Book value per share                  14.69           13.92           14.69           13.92

                                           March 31,
                                 ----------------------------      Percent
                                      2006            2005          Change
                                 ------------    ------------    ------------
Financial Condition:
  Total assets                   $  4,275,140    $  4,050,456             5.5%
  Loans receivable, net
    Held for sale                       5,509           4,361            26.3
    Held for investment             3,614,265       3,414,608             5.8
  Investment securities
   available for sale,
   at fair value                       49,521          52,055            (4.9)
  Mortgage-related securities
   available for sale, at
   fair value                         247,438         202,250            22.3
  Mortgage-related securities
   held to maturity, at
   amortized cost                          77           1,502           (94.9)
  Deposits                          3,040,217       2,873,533             5.8
  Borrowings                          861,861         793,609             8.6
  Stockholders' equity                321,025         310,678             3.3
  Allowance for loan losses            15,570          26,444           (41.1)
  Non-performing assets                15,721          15,908            (1.2)

     (1)  Annualized when appropriate.

                          ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (Unaudited)

                                                       March 31,       March 31,
                                                         2006            2005
                                                     ------------    ------------
                                                            (In Thousands)
Assets
  Cash and cash equivalents                          $    152,544    $    166,436
  Investment securities available for sale,
   at fair value                                           49,521          52,055
  Mortgage-related securities available for sale,
   at fair value                                          247,438         202,250
  Mortgage-related securities held to maturity,
   at amortized cost                                           77           1,502
  Loans receivable, net
   Held for sale                                            5,509           4,361
   Held for investment                                  3,614,265       3,414,608
  Foreclosed properties and repossessed
   assets, net                                              2,192           1,458
  Real estate held for development and sale                54,330          48,949
  Office properties and equipment                          29,867          30,495
  Other assets                                            119,397         128,342
    Total assets                                     $  4,275,140    $  4,050,456

Liabilities and Stockholders' Equity
  Deposits
    Non-interest bearing                             $    242,924    $    227,411
    Interest bearing                                    2,797,293       2,646,122
      Total Deposits                                    3,040,217       2,873,533
  Short-term borrowings                                   186,200         242,540
  Long-term borrowings                                    675,661         551,069
  Other liabilities                                        45,040          62,834
      Total liabilities                                 3,947,118       3,729,976

 Minority interest in real estate partnerships              6,997           9,802

 Preferred stock, $.10 par value, 5,000,000
  shares authorized, none outstanding                           -               -
 Common stock, $.10 par value, 100,000,000
  shares authorized, 25,363,339 shares issued               2,536           2,536
 Additional paid-in capital                                70,517          68,627
 Retained earnings, substantially restricted              340,364         315,077
 Accumulated other comprehensive income (loss)             (2,558)           (708)
 Treasury stock (3,509,036 shares and 3,043,826
  shares, respectively), at cost                          (82,144)        (68,441)
 Unearned deferred compensation                            (7,690)         (6,413)
   Total stockholders' equity                             321,025         310,678
   Total liabilities, minority interest and
    stockholders' equity                             $  4,275,140    $  4,050,456

                          ANCHOR BANCORP WISCONSIN INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                      Three Months Ended             Twelve Months Ended
                                           March 31,                      March 31,
                                 ----------------------------    ----------------------------
                                     2006            2005            2006            2005
                                 ------------    ------------    ------------    ------------
                                          (In Thousands - except per share amounts)
Interest income:
  Loans                          $     58,811    $     48,762    $    220,004    $    184,350
  Mortgage-related
   securities                           2,910           2,204          11,548           8,608
  Investment securities                   742           1,024           3,649           5,008
  Interest-bearing deposits               461             806           3,349           2,013
    Total interest income              62,924          52,796         238,550         199,979
Interest expense:
  Deposits                             21,704          14,789          76,550          51,447
  Short-term borrowings                 2,193           1,874           9,918           7,261
  Long-term borrowings                  5,733           4,902          19,378          20,568
    Total interest expense             29,630          21,565         105,846          79,276
    Net interest income                33,294          31,231         132,704         120,703
Provision for loan losses               1,450             165           3,900           1,579
    Net interest income
     after provision for
     loan losses                       31,844          31,066         128,804         119,124
Non-interest income:
Real estate investment
 partnership revenue                    4,524          51,112          33,974         106,095
Loan servicing income                   1,405             728           5,084           4,192
Credit enhancement income                 415             388           1,632           1,528
Service charges on deposits             2,206           2,044           9,290           8,568
Insurance commissions                     776             485           2,673           2,248
Net gain on sale of loans               1,348             763           2,808           1,643
Net (loss) gain on sale
 of investments and mortgage-
 related securities                      (112)              -             282           1,472
Other revenue from real
 estate operations                      1,921           2,512           5,304           5,256
Other                                   1,452           1,681           5,929           3,862
    Total non-interest
     income                            13,935          59,713          66,976         134,864
Non-interest expense:
  Compensation                         10,761          11,715          44,793          42,481
  Real estate investment
   partnership cost of
   sales                                3,791          30,966          28,509          74,875
  Occupancy                             1,963           1,788           7,107           6,752
  Furniture and equipment               1,652           1,602           6,261           6,001
  Data processing                       1,578           1,304           5,652           4,823
  Marketing                               641             880           3,935           3,910
  Other expenses from
   real estate partnership
   operations                           2,739           2,970           9,460           9,663
  Other                                 3,200           4,423          12,730          14,070
    Total non-interest
     expense                           26,325          55,648         118,447         162,575
  Minority interest in
   income of real estate
   partnership operations                  29           8,582           1,723          13,546
    Income before income
     taxes                             19,425          26,549          75,610          77,867
Income taxes                            7,973           9,748          30,927          29,532
  Net income                     $     11,452    $     16,801    $     44,683    $     48,335

Earnings per share:
Basic                            $       0.54    $       0.75    $       2.07    $       2.14
Diluted                                  0.53            0.74            2.03            2.10

SOURCE  Anchor BanCorp Wisconsin Inc.
    -0-                             05/22/2006
    /CONTACT: Michael Helser, CFO, +1-608-252-1810, or Douglas J. Timmerman, President, +1-608-252-8782, both of Anchor BanCorp Wisconsin Inc./
    /Web site:  http://www.anchorbank.com /